                                                                   EXHIBIT 10.40

                 FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT


                  FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of October 7, 1999, among CII TECHNOLOGIES, INC., a Delaware corporation ("Holdings"), COMMUNICATIONS INSTRUMENTS, INC., a North Carolina corporation (the "Borrower"), the lending institutions from time to time party to the Credit Agreement referred to below (the "Lenders"), BANK OF AMERICA, N.A. (as successor to NationsBank, N.A.), as an Issuing Lender and the Swingline Lender and BANK OF AMERICA, N.A. (as successor to NationsBank, N.A.), as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


                  WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 19, 1998, and amended and restated as of March 19, 1999 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend and waive certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;


                  NOW, THEREFORE, it is agreed:

                  1. The Lenders hereby waive any Event of Default that has arisen under the Credit Agreement solely as a result of the failure of Holdings and the Borrower to comply with Section 8.05(v) of the Credit Agreement by up to $50,000 at any time on or prior to the First Amendment Effective Date (as hereinafter defined).

                  2. Section 8.05 of the Credit Agreement is hereby amended by deleting the amount "$500,000" appearing in clause (v) thereof and by inserting in lieu thereof the amount "$550,000".

                  3. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that
(i) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and
(ii) there exists no Default or Event of Default on the First Amendment Effective Date, in each case after giving effect to this Amendment.

                  4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

                  5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, the Borrower and the Administrative Agent at its notice office.

                  6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  7. This Amendment shall become effective on the date (the "First Amendment Effective Date") when Holdings, the Borrower and the Majority Lenders (i) shall have signed a counterpart hereof (whether the same or different counterparts) and (ii) shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.

                  8. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                            CII TECHNOLOGIES, INC.



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            COMMUNICATIONS INSTRUMENTS, INC.



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            BANK OF AMERICA, N.A.,
                                              as the Administrative Agent


                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            BANK OF AMERICA, N.A.,
                                              as an Issuing Lender


                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            BANK OF AMERICA, N.A.,
                                              as the Swingline Lender


                                            By
                                              ---------------------------------
                                              Name:
                                              Title:

                                            BANK OF AMERICA, N.A., as a Lender


                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            ANTARES CAPITAL CORPORATION



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            FIRST SOURCE FINANCIAL LLP
                                            By: FIRST SOURCE FINANCIAL, INC.,
                                            its Agent/Manager



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            PNC BANK, NATIONAL ASSOCIATION



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:

                                            BANK AUSTRIA CREDITANSTALT
                                            CORPORATE FINANCE, INC.



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            MORGAN STANLEY DEAN WITTER PRIME
                                            INCOME TRUST



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            JACKSON NATIONAL LIFE INSURANCE
                                            COMPANY
                                            By: PPM America, Inc., as
                                            attorney-in-fact, on behalf of
                                            Jackson National Life Insurance
                                            Company



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            VAN KAMPEN PRIME RATE INCOME TRUST



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:

                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research,
                                            as Investment Advisor



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            EATON VANCE SENIOR INCOME TRUST
                                            By: Eaton Vance Management, as
                                            Investment Advisor



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


                                            STATE STREET BANK AND TRUST
                                            COMPANY, as Trustee for
                                            General Motors Employees
                                            Global Group Pension Trust



                                            By
                                              ---------------------------------
                                              Name:
                                              Title: